Finance income (Tables)	12 Months Ended
Dec. 31, 2025
Finance income
Schedule of finance income

	2025	2024(a)	2023(a)
	$’m	$’m	$’m

Interest income - bank deposits	35.9	12.4	18.3
Net foreign exchange gain arising from derivative instruments - unrealized	10.4	8.2	—
Fair value gain on embedded options	18.8	6.7	—
Fair value gain on interest rate caps	—	0.2	0.2
Net foreign exchange gain arising from financing - unrealized	154.0	—	—
	219.1	27.5	18.5